UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2025

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	GLBZ	Nasdaq Capital Market

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Glen Burnie Bancorp (the “Company”) was held on May 8, 2025. The matters submitted to the stockholders for a vote were: (i) the election of four directors; (ii) the authorization to accept the recommendation of the Company’s Audit Committee with respect to the selection of an independent auditing firm for the Company’s fiscal year ending December 31, 2025; (iii) a non-binding resolution approving the compensation of the executive officers named in the proxy statement; and (iv) a non-binding vote on the frequency of stockholder votes on the compensation of the executive officers named in the proxy statement.

Of the 2,900,681 shares entitled to notice of and to vote at the meeting, 1,982,678 shares (or 68.35% of the total shares) were represented at the meeting.

(i)	The nominees submitted for election as directors were Thomas Clocker, Felton Magee, Jr., Julie Mussog and Joan M. Rumenap. The following are the voting results (in number of shares) with respect to the election of directors:

Name	For	Withhold	Broker Non Votes
Thomas Clocker	933,057	281,740	767,881
Felton Magee, Jr.	1,105,094	109,576	768,008
Julie Mussog	952,523	262,147	768,008
Joan M. Rumenap	1,105,191	109,607	767,880

As a result, all of the nominees were elected to serve as directors for terms of three years each and until their successors are duly elected and qualified. Directors not up for re-election and continuing in office after the Meeting are: Joseph G. “Jay” Baldwin, Andrew Cooch, John E. Demyan, Mark C. Hanna, Stanford D. Hess, Frederick W. Kuethe, III, and Mary Louise Wilcox.

(ii)	The results of the vote on the proposal to authorize selection of an auditor were as follows:

For	Against	Abstain	Broker Non-Votes
1,927,345	45,205	10,128	0

As a result, the proposal was approved.

(iii)	The results of the vote on the non-binding resolution approving the compensation of the executive officers named in the proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
1,078,011	130,209	6,577	767,881

As a result, the resolution was approved.

(iv)	The results of the non-binding vote on the frequency of stockholder votes on the compensation of the executive officers named in the proxy statement were as follows:

One Year	Two Years	Three Years	Abstain
458,009	89,261	661,777	773,631

As a result, the frequency of three years was approved. Consistent with the non-binding vote of the stockholders, the Company has determined to hold future advisory votes on executive compensation every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: May 9, 2025	By:	/s/ Mark C. Hanna
Mark C. Hanna
Chief Executive Officer